SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2004 (May 3, 2004)

Psychiatric Solutions, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-20488	23-2491707
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification
Incorporation)		Number)

113 Seaboard Lane, Suite C-100, Franklin, Tennessee 37067
(Address of Principal Executive Offices)

(615) 312-5700
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired.

               None required

     (b) Pro forma financial information.

               None required

     (c) Exhibits.

99.1	Press Release of Psychiatric Solutions, Inc., dated May 3, 2004 (furnished and not filed herewith solely pursuant to Item 12).

Item 12. Results of Operations and Financial Condition.

     On May 3, 2004, Psychiatric Solutions, Inc. (the “Company”) issued a press release announcing the Company’s operating results for the first quarter ended March 31, 2004. The press release also announced the acquisition of two inpatient psychiatric facilities with 159 beds from Palmetto Behavioral Health System, LLC. The facilities are located in Charleston and Florence, South Carolina. The press release is furnished herewith as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains non-GAAP financial measures. The Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIATRIC SOLUTIONS, INC.
By:	/s/ Brent Turner
Brent Turner
Vice President, Treasurer and Investor Relations

Date: May 4, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Psychiatric Solutions, Inc., dated May 3, 2004.